SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 18, 2007

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 18, 2007, the board of directors of Central European Distribution Corporation (the “Company”) approved, effective January 1, 2007, revisions to the annual option grants and fees granted for serving as a member of the board of directors. The revisions are as follows:

•	The base director’s fee payable to members of the board of directors has been raised from $10,000 per year to $30,000 per year. The additional fee payable to the chairmen of the audit and compensation committees of the board of directors has been raised from $4,000 per year to $10,000 per year. The additional fee payable to the chairman of the board of directors has been increased from $12,000 per year to $20,000 per year.

•	The initial grant of options to purchase shares of the Company’s common stock to newly-elected members of the board of directors has been reduced from 11,812 shares to 5,000 shares. The base annual option grants to members of the board of directors of the Company have been reduced from 5,062 shares per year to 5,000 shares per year. The additional annual option grant to the chairman of the audit committee of the board of directors has been reduced from 10,125 shares per year to 3,500 shares per year. The additional annual option grant to the chairman of the compensation committee of the board of directors has been reduced from 10,125 shares per year to 2,500 shares per year. The additional annual option grant to the chairman of the board of directors has been reduced from 15,187 shares per year to 7,500 shares per year. The additional annual option grants to members of the compensation committee of the board of directors have been reduced from 1,687 shares per year to 1,000 shares per year. The additional annual option grants to members of the audit committee of the board of directors have been reduced from 4,500 shares per year to 3,000 shares per year.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2007, the board of directors of the Company approved, effective January 1, 2007, the drafting and execution of amendments to the employment agreements of certain of the company’s officers. These amendments were executed on January 24, 2007 as annexes to the original employment agreements and revised the employment agreements of those officers in the following ways:

•	The term of President and Chief Executive Officer William Carey’s employment agreement was extended through December 31, 2009. Mr. Carey’s base salary was increased by $125,000 in 2007, by $75,000 in 2008 and by $50,000 in 2009, resulting in a total base salary for those three years of $411,468, $486,468 and $536,468, respectively. In addition, Mr. Carey’s annual grant of options to purchase shares of the Company’s common stock was reduced to 67,500 shares in 2007, 50,000 shares in 2008 and 50,000 shares in 2009, each such grant to vest 100% on the two-year anniversary of the grant date. The strike price of each such grant will be the closing price of the Company’s common stock on the trading day immediately preceding the grant date.

•	The term of Vice President and Chief Operating Officer Evangelos Evangelou’s employment agreement was extended through December 31, 2009. Mr. Evangelou’s base salary was increased by $75,000 in 2007, by $50,000 in 2008 and by $40,000 in 2009, resulting in a total base salary for those three years of $289,424, $339,424 and $379,424, respectively. In addition, Mr. Evangelou’s annual grant of options to purchase shares of the Company’s common stock was reduced to 39,375 shares in 2007, 30,000 shares in 2008 and 30,000 shares in 2009, each such grant to vest 100% on the two-year anniversary of the grant date. The strike price of each such grant will be the closing price of the Company’s common stock on the trading day immediately preceding the grant date.

•	The term of Vice President and Chief Financial Officer Christopher Biedermann’s employment agreement was extended through December 31, 2009. Mr. Biedermann’s base salary was increased by $75,000 in 2007, by $50,000 in 2008 and by $40,000 in 2009, resulting in a total base salary for those three years of $212,606, $262,606 and $302,606, respectively. In addition, Mr. Biedermann’s annual grant of options to purchase shares of the Company’s common stock was reduced to 30,000 shares in 2007, 25,000 shares in 2008 and 25,000 shares in 2009, each such grant to vest 100% on the two-year anniversary of the grant date. The strike price of each such grant will be the closing price of the Company’s common stock on the trading day immediately preceding the grant date.

•	The term of Vice President, Secretary and Director of Investor Relations James Archbold’s employment agreement was extended through December 31, 2009. Mr. Archbold’s base salary was increased by $60,000 in 2007, by $40,000 in 2008 and by $20,000 in 2009, resulting in a total base salary for those three years of $170,000, $210,000 and $230,000, respectively. In addition, Mr. Archbold’s annual grant of options to purchase shares of the Company’s common stock was reduced to 28,125 shares in 2007, 22,125 shares in 2008 and 22,125 shares in 2009, each such grant to vest 100% on the two-year anniversary of the grant date. The strike price of each such grant will be the closing price of the Company’s common stock on the trading day immediately preceding the grant date.

•	The term of Vice President and Export Director Richard Roberts’ employment agreement was extended through December 31, 2009. Mr. Roberts’ base salary was increased by $20,000 in 2007, by $15,000 in 2008 and by $10,000 in 2009, resulting in a total base salary for those three years of $130,000, $145,000 and $155,000, respectively. In addition, Mr. Roberts’ annual grant of options to purchase shares of the Company’s common stock was reduced to 18,750 shares in 2007, 13,750 shares in 2008 and 13,750 shares in 2009, each such grant to vest 100% on the two-year anniversary of the grant date. The strike price of each such grant will be the closing price of the Company’s common stock on the trading day immediately preceding the grant date.

Copies of the annexes are filed as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Form 8-K and incorporated herein by reference.

Additionally, on January 18, 2007, the board of directors of the Company approved, effective January 1, 2007, the terms of the Company’s Executive Bonus Plan (the “Plan”) for fiscal years 2006, 2007 and 2008. The base aggregate cash bonus under the Plan will be $600,000 for the 2006 fiscal year, $700,000 for the 2007 fiscal year, and $825,000 for the 2008 fiscal year. The payout of the aggregate cash bonus in fiscal years 2007, 2008 and 2009 shall be as follows:

•	In the event the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for a given fiscal year is less than 80% of the target EBITDA for such fiscal year, which target EBITDA is to be set by the compensation committee of the board of directors (the “Target EBITDA”), no bonus will be paid out to participants in the Plan for that fiscal year.

•	In the event the Company’s EBITDA for a given fiscal year is 80% or more, but less than 90%, of the Target EBITDA for such fiscal year, 50% of the base aggregate cash bonus for that fiscal year will be paid to participants in the Plan.

•	In the event the Company’s EBITDA for a given fiscal year is 90% or more, but less than 100%, of the Target EBITDA for such fiscal year, 80% of the base aggregate cash bonus for that fiscal year will be paid to participants in the Plan.

•	In the event the Company’s EBITDA for a given fiscal year is 100% or more, but less than 110%, of the Target EBITDA for such fiscal year, 100% of the base aggregate cash bonus for that fiscal year will be paid to participants in the Plan.

•	In the event the Company’s EBITDA for a given fiscal year is 110% or more of the Target EBITDA for such fiscal year, 110% of the base aggregate cash bonus for that fiscal year will be paid to participants in the Plan.

The aggregate cash bonus to be paid under the Plan for any given fiscal year will be allocated among Mr. Carey, Mr. Evangelou, Mr. Biedermann and Mr. Archbold as follows: Mr. Carey will receive 47% of such aggregate cash bonus, Mr. Evangelou will receive 25% of such aggregate cash bonus, Mr. Biedermann will receive 18% of such aggregate cash bonus and Mr. Archbold will receive 10% of such aggregate cash bonus.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Annex, dated January 24, 2007, to the Employment Agreement dated as of August 1, 2004, between William V. Carey and Central European Distribution Corporation.

10.2	Annex, dated January 24, 2007, to the Employment Agreement dated as of September 16, 2004, between Evangelos Evangelou and Central European Distribution Corporation.

10.3	Annex, dated January 24, 2007, to the Employment Agreement dated as of January 17, 2005 and supplemented January 1, 2006, between Christopher Biedermann and Central European Distribution Corporation.

10.4	Annex, dated January 24, 2007, to the Employment Agreement dated as of October 1, 2004, between James Archbold and Central European Distribution Corporation.

10.5	Annex, dated January 24, 2007, to the Employment Agreement dated as of August 10, 2005, between Richard Roberts and Central European Distribution Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ James Archbold
James Archbold
Vice President, Secretary and Director of Investor Relations

Date: January 24, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Annex, dated January 24, 2007, to the Employment Agreement dated as of August 1, 2004, between William V. Carey and Central European Distribution Corporation.

10.2	Annex, dated January 24, 2007, to the Employment Agreement dated as of September 16, 2004, between Evangelos Evangelou and Central European Distribution Corporation.

10.3	Annex, dated January 24, 2007, to the Employment Agreement dated as of January 17, 2005 and supplemented January 1, 2006, between Christopher Biedermann and Central European Distribution Corporation.

10.4	Annex, dated January 24, 2007, to the Employment Agreement dated as of October 1, 2004, between James Archbold and Central European Distribution Corporation.

10.5	Annex, dated January 24, 2007, to the Employment Agreement dated as of August 10, 2005, between Richard Roberts and Central European Distribution Corporation.